                                                                   EXHIBIT 3.3

        [Number]                                                 [Shares]
    PS
    PREFERRED STOCK                                          PREFERRED STOCK

                        SEQUUS PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                                CUSIP

This Certifies that


is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF $_______ CONVERTIBLE EXCHANGEABLE
                PREFERRED STOCK, $.01 PAR VALUE PER SHARE, OF

                        SEQUUS PHARMACEUTICALS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated:

     /s/ Sally A. Davenport              /s/ Scott Minick
     ---------------------------         ---------------------------------
             Secretary                          President


                          [CORPORATE SEAL OF SEQUUS
                           PHARMACEUTICALS, INC.]

        The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

____________________________________________________________________

               NOTICE OF ELECTION TO CONVERT                             FOR
              (CONVERTIBLE INTO COMMON STOCK)                        CONVERSION
                                                                         USE
   The undersigned hereby irrevocably elects to convert)                ONLY

_________________ shares of $____ Convertible Exchangeable Preferred Stock, represented by the written certificate into shares of Common Stock of Sequus Pharmaceuticals, Inc. (as such shares may be constituted on the conversion date) in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation.

Dated _________________
                         _________________________________________
                                        Signature
_____________________________________________________________________

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ___________ Custodian _______________
                       (Cust)                  (Minor)
                     under Uniform Gifts to Minors
                     Act _________________________________
                                    (State)
UNIF TRF MIN ACT -- ____________ Custodian (until age ____)
                       (Cust)
                    _______________ under Uniform Transfers
                        (Minor)
                    to Minors Act ________________________
                                          (State)

   Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto
___________________________________________

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________ .

                                        X _____________________________________

                                        X _____________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

_____________________________________________________

    AMERICAN BANK NOTE COMPANY      FEB 3, 1997 fm
    3504 ATLANTIC AVENUE
    SUITE 12
    LONG BEACH, CA 90807            048832bk
    (562) 989-2333
    (FAX) (562) 426-7450            Proof  /s/??  NEW
                                          -------
_____________________________________________________